UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported):  May 26, 2011



                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 26, 2011, Jones Lang LaSalle Incorporated (the "Company") held its Annual Meeting of Shareholders (the "Meeting").

Of the 42,909,884 total shares of common stock of the Company that were issued and outstanding on the record date for the Meeting, March 18, 2011, 39,929,377 shares, constituting 93.05% of the total outstanding shares, were represented in person or by proxy at the Meeting. The matters voted upon at the Annual Meeting and the results of such voting are set forth below based on the information we received on the day of the meeting from our vote tabulator, Broadridge Investor Communications.

1. The eleven nominees for Directors were elected to serve one-year terms to expire at the annual meeting of shareholders in 2012, as follows:

      Nominee                       For          Against         Abstain
      -------                   ----------      ---------        -------
      Hugo Bague'               35,433,330        237,320          5,316
      Colin Dyer                35,525,310        149,418          1,238
      Darryl Hartley-Leonard    35,455,418        213,994          6,554
      DeAnne Julius             35,264,181        405,047          6,738
      Ming Lu                   35,257,965        411,112          6,889
      Lauralee E. Martin        33,159,163      2,515,072          1,731
      Martin H. Nesbitt         35,654,004         16,646          5,316
      Sheila A. Penrose         35,270,353        403,925          1,688
      David B. Rickard          35,649,975         19,251          6,740
      Roger T. Staubach         35,514,626        159,769          1,571
      Thomas C. Theobald        35,152,056        518,600          5,310

      In the case of each nominee for Director, there were also 4,253,411 broker non-votes.


2. The non-binding advisory proposal regarding executive compensation ("say on pay") was approved by the following shareholder vote:

                                    For          Against        Abstain
                                ----------      ---------      ---------
                                28,731,016      4,640,174      2,304,776

      There were 4,253,411 broker non-votes on this proposal.


3. The non-binding advisory proposal regarding the frequency of future executive compensation votes ("say on frequency") received the following shareholder votes:

            One Year        Two Years      Three Years       Abstain
           -----------     -----------     -----------     -----------
           30,956,496        25,065         3,195,378       1,499,027

      The one-year frequency vote was consistent with the recommendation of the Board of Directors. Accordingly, the Company will hold an annual advisory vote on executive compensation.














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


4. The proposal to amend the Company's Articles of Incorporation to permit the holders of 30% of the outstanding shares of the Company's common stock to call for a special meeting of shareholders received the following shareholder votes:

                                    For          Against        Abstain
                                ----------      ---------      ---------
                                39,870,939         38,146         20,292

      The shares voted For the above proposal represented more than 80% of the total outstanding shares of our common stock. Accordingly, the Company will amend its Articles of Incorporation as indicated and will also make a conforming amendment to its By-Laws.


5. The appointment of KPMG, LLP to serve as our independent registered public accounting firm for the year 2011 was ratified by the following shareholder vote:

                                    For          Against        Abstain
                                ----------      ---------      ---------
                                39,607,295        316,454          5,628
















































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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    JONES LANG LASALLE INCORPORATED
Dated:  June 1, 2011

                                    By:   /s/ Mark J. Ohringer
                                          --------------------------------
                                          Name:  Mark J. Ohringer
                                          Title: Executive Vice President,
                                                 Global General Counsel
                                                 and Corporate Secretary





















































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